SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices)           (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

On April 26, 2006, FTI Consulting, Inc. (“FTI”) filed its Current Report on Form 8-K dated April 26, 2006 with the Securities and Exchange Commission (the “SEC”) announcing that on April 25, 2006 the Audit Committee of FTI’s Board of Directors (the “Board”) approved changing FTI’s independent registered public accounting firm from Ernst & Young LLP (“E&Y”) to KPMG LLP (“KPMG”) effective as of the completion of E&Y’s review of our quarterly report on Form 10-Q for the quarter ended March 31, 2006.

On May 3, 2006, FTI filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 with the SEC, E&Y completed its review of our quarterly report, and FTI’s retention of E&Y as our independent registered public accounting firm effectively ended as of that day. KPMG’s retention as FTI’s independent registered public accounting firm for its fiscal year ending December 31, 2006 effectively commenced as of that day. The Audit Committee’s retention of KPMG as FTI’s independent registered public accounting firm has been submitted to stockholders of FTI for ratification at our 2006 Annual Meeting of Stockholders to be held on June 6, 2006.

The reports of E&Y on our consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years and through the interim period ended March 31, 2006 and date of this Current Report on Form 8-K/A, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused E&Y to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2005 and 2004 and through the interim period ended March 31, 2006 and the date of this Current Report on Form 8-K/A, there have been no reportable events (as defined in
Item 304(a)(1)(v) of Regulation S-K).

E&Y has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, which is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits.

16.1	Letter dated May 8, 2006 from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 9, 2006	FTI CONSULTING, INC.

	By:	/s/ Theodore I. Pincus
Theodore I. Pincus Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated May 8, 2006 from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountant